Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 16 – INCOME TAXES

The effective tax rate was 0% for the nine months ended September 30, 2024 and 2023. The effective tax rate differs from the federal tax rate of 21% for the nine months ended September 30, 2024 and 2023 due primarily to the full valuation allowance on deferred tax assets and other discrete items.

At December 31, 2023, the Company had federal and state net operating losses (“NOLs”) in the amount of approximately $48.2 million and $39.7 million. While the federal NOLs carryforward indefinitely, the Tax Cuts & Jobs Act of 2017 limits the amount of federal net operating loss utilized each year after December 31, 2020 to 80% of taxable income. The state NOLs begin to expire in 2031.

Income tax expense is recorded using the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between amounts reported for income tax purposes and financial statement purposes, using current tax rates. A valuation allowance is recognized if it is anticipated that some or all of a deferred tax asset will not be realized. The Company must assess the likelihood that its deferred tax assets will be recovered from future taxable income and, to the extent that the Company believes that recovery is not likely, it must establish a valuation allowance. Significant management judgment is required in determining the provision for income taxes, deferred tax assets and liabilities and any valuation allowance recorded against net deferred tax assets.

The Company and its subsidiaries’ income tax returns since 2019 remain subject to examination by tax jurisdictions.

NOTE 13 – INCOME TAXES

Income tax benefit consists of the following:

	December 31, 2023	December 31, 2022
Current:
Federal	$—	$—
State	—	—
Foreign	—	—
Total Current	—	—
Deferred:
Federal	(224,224)	(456,438)
State	(65,914)	(64,694)
Total Deferred	(290,138)	(521,132)
Income tax benefit	$(290,138)	$(521,132)

The effective tax rate was 1.0% and 1.9% for the years ended December 31, 2023, and 2022, respectively. The effective tax rate differs from the federal tax rate of 21% for the years ended December 31, 2023, and 2022 due primarily to the full valuation allowance and other discrete items.

Reconciliation between the effective tax rate on loss before provision for income taxes and the statutory tax rate is as follows:

12/31/2023
Income tax expense (benefit) at federal statutory rate	21.0%
State and local taxes	0.2%
Change in valuation allowance	(15.8)%
Change in state and local tax rates	0.9%
Permanent book to tax differences	(3.3)%
Provision to return adjustments	0.3%
Earnings of foreign subsidiary	(2.7)%
Earnings of captive insurance subsidiary	(0.1)%
Other - net	0.5%
Income tax expense (benefit)	1.0%

12/31/2022
Income tax expense (benefit) at federal statutory rate	21.0%
State taxes	0.2%
Change in valuation allowance	(20.4)%
Change in deferred tax liability	1.9%
Permanent differences	(1.4)%
Other - net	0.6%
Income tax expense (benefit)	1.9%

At December 31, 2023, the Company had federal and state net operating losses (“NOLs”) in the amount of approximately $48,241,000 and $39,697,000 respectively. While the federal NOLs carryforward indefinitely, the Tax Cuts & Jobs Act of 2017 limits the amount of federal net operating loss utilized each year after December 31, 2020, to 80% of taxable income. The state NOLs start expiring in 2031.

Temporary differences which give rise to a significant portion of deferred tax assets are as follows at:

	December 31, 2023	December 31, 2022
Deferred income tax assets (liabilities):
Startup costs	$1,016,420	$1,035,317
Stock compensation - RSAs	1,068,953	875,498
Net operating losses - Federal	10,130,630	6,204,900
Net operating losses - State and Local	1,820,726	1,264,598
Accrued expenses	—	—
Amortization	(898,046)	(1,217,409)
Depreciation	(257,764)	(262,179)
Operating lease assets	(587,268)	(813,972)
Operating lease liabilities	1,038,552	1,370,631
Deferred revenue	45,980	45,388
Allowance for Doubtful Accounts	(6,093)	—
	13,372,090	8,502,772
Less: Valuation allowance	(14,561,832)	(9,982,652)
Deferred tax liabilities, net	$(1,189,742)	$(1,479,880)

Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of December 31, 2023, a valuation allowance of $14,561,832 has been recorded to recognize the portion of the deferred tax asset that is more likely than not to be realized. The net change in the valuation allowance was $4,579,180. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth. Release of the valuation allowance would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period the release is recorded.

The Company and its subsidiaries income tax returns for 2019 through 2022 remain subject to examination by tax jurisdictions.

On August 16, 2022, the U.S. government enacted the Inflation Reduction Act of 2022 (the “Inflation Reduction Act") that includes, among other provisions, changes to the U.S. corporate income tax system, including a fifteen percent minimum tax based on "adjusted financial statement income,” and a one percent excise tax on net repurchases of stock after December 31, 2022. The Company is continuing to evaluate the Inflation Reduction Act and its requirements, as well as the application to its business.

At December 31, 2023 and 2022, there are $0 unrecognized tax benefits that if recognized would affect the annual effective tax rate.

During the years ended December 31, 2023 and 2022, the Company recognized $0 in interest and penalties. The Company had $0 for the payment of interest and penalties accrued at December 31, 2023 and 2022, respectively.